            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue thirty-eight billion, eight hundred and twenty million (38,820,000,000) shares of $0.001 par value common stock, having an aggregate par value of thirty-eight million eight hundred and twenty thousand dollars ($38,820,000) as listed below:

                    Series                      Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                      --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                         375,000,000     175,000,000       110,000,000              --      100,000,000
The Hartford Balanced Income Fund                  200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Capital Appreciation Fund             570,000,000     175,000,000       220,000,000      50,000,000      100,000,000
The Hartford Capital Appreciation II Fund          200,000,000     200,000,000       200,000,000      50,000,000      200,000,000
The Hartford Capital Preservation Fund             285,000,000      75,000,000       200,000,000              --      100,000,000
The Hartford Checks and Balances Fund              400,000,000     200,000,000       200,000,000      50,000,000               --
The Hartford Disciplined Equity Fund               125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Diversified International Fund        125,000,000      75,000,000        75,000,000      50,000,000       50,000,000
The Hartford Dividend and Growth Fund              325,000,000      75,000,000        50,000,000      50,000,000      100,000,000
The Hartford Equity Income Fund                    125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford Floating Rate Fund                    800,000,000     200,000,000       800,000,000     250,000,000      200,000,000
The Hartford Focus Growth Fund                     125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Fundamental Growth Fund               125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Global Communications Fund            125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Global Enhanced Dividend Fund         200,000,000     200,000,000       200,000,000      50,000,000       50,000,000
The Hartford Global Equity Fund                    200,000,000     200,000,000       200,000,000      50,000,000       50,000,000

                    Series                      Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                      --------------   --------------   --------------   --------------   --------------
The Hartford Global Financial Services Fund        125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Global Growth Fund                    125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Global Health Fund                    125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford Global Technology Fund                125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford High Yield Fund                       125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford High Yield Municipal Bond Fund        200,000,000     200,000,000       200,000,000      50,000,000               --
The Hartford Income Fund                           125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Inflation Plus Fund                   155,000,000     105,000,000        90,000,000      50,000,000       50,000,000
The Hartford International Growth Fund             125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford International Opportunities Fund      125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford International Small Company Fund      125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford LargeCap Growth Fund                  200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford MidCap Fund                           225,000,000      75,000,000       110,000,000              --       50,000,000
The Hartford MidCap Growth Fund                    200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford MidCap Value Fund                     125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Money Market Fund                   1,200,000,000     500,000,000     1,000,000,000              --      500,000,000
The Hartford Principal Protection Fund             125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Retirement Income Fund                200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Select MidCap Growth Fund             200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Select MidCap Value Fund              200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Select SmallCap Growth Fund           200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Select SmallCap Value Fund            200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Short Duration Fund                   125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Small Company Fund                    125,000,000      75,000,000        50,000,000      50,000,000       50,000,000

                    Series                      Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                      --------------   --------------   --------------   --------------   --------------
The Hartford Stock Fund                            125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford Strategic Income Fund                 200,000,000     200,000,000       200,000,000      50,000,000      100,000,000
The Hartford Tax-Free California Fund              125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Tax-Free New York Fund                125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Target Retirement 2010 Fund           200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Target Retirement 2020 Fund           200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Target Retirement 2030 Fund           200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Total Return Bond Fund                125,000,000      75,000,000        50,000,000      50,000,000      100,000,000
The Hartford Value Fund                            125,000,000      75,000,000        50,000,000      50,000,000       50,000,000

                                                  Class A       Class B      Class C      Class D       Class I      Class Y
                    Series                         Shares       Shares       Shares        Shares       Shares       Shares
                    ------                      -----------   ----------   ----------   -----------   ----------   ----------
The Hartford Equity Growth Allocation Fund      100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund             100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund           100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund       100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund             100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000

                                                  Class A       Class B      Class C      Class D       Class I      Class Y
                    Series                         Shares       Shares       Shares        Shares       Shares       Shares
                    ------                      -----------   ----------   ----------   -----------   ----------   ----------
The Hartford DCA Money Fund Series I                                                    300,000,000
The Hartford DCA Money Fund Series II                                                   300,000,000
The Hartford DCA Money Fund Series III                                                  300,000,000
The Hartford DCA Money Fund Series IV                                                   300,000,000
The Hartford DCA Money Fund Series V                                                    300,000,000

                    Series                      Class R3 Shares   Class R4 Shares   Class R5 Shares
                    ------                      ---------------   ---------------   ---------------
The Hartford Advisers Fund                         50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund             50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II Fund          50,000,000        50,000,000        50,000,000
The Hartford Checks and Balances Fund              50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity Fund               50,000,000        50,000,000        50,000,000
The Hartford Diversified International Fund        50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth Fund              50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund                    50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Enhanced Dividend Fund         50,000,000        50,000,000        50,000,000
The Hartford Global Equity Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Growth Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund                    50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund                       50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund                   50,000,000        50,000,000        50,000,000
The Hartford International Growth Fund             50,000,000        50,000,000        50,000,000
The Hartford International Opportunities Fund      50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund                     50,000,000       250,000,000       150,000,000
The Hartford Small Company Fund                    50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                            50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund                50,000,000        50,000,000        50,000,000
The Hartford Value Fund                            50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund                50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010 Fund           50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020 Fund           50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030 Fund           50,000,000        50,000,000        50,000,000
The Hartford Equity Growth Allocation Fund         50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund                50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund              50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation Fund          50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund                50,000,000        50,000,000        50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to forty billion, seventy million (40,070,000,000) shares, with an aggregate par value of forty million seventy thousand dollars ($40,070,000), as classified below:

                    Series                      Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                      --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                         375,000,000     175,000,000       110,000,000              --      100,000,000
The Hartford Balanced Income Fund                  200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Capital Appreciation Fund             570,000,000     175,000,000       220,000,000      50,000,000      100,000,000
The Hartford Capital Appreciation II Fund          200,000,000     200,000,000       200,000,000      50,000,000      200,000,000
The Hartford Capital Preservation Fund             285,000,000      75,000,000       200,000,000              --      100,000,000
The Hartford Checks and Balances Fund              400,000,000     200,000,000       200,000,000      50,000,000               --
The Hartford Disciplined Equity Fund               125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Diversified International Fund        125,000,000      75,000,000        75,000,000      50,000,000       50,000,000
The Hartford Dividend and Growth Fund              325,000,000      75,000,000        50,000,000      50,000,000      100,000,000
The Hartford Equity Income Fund                    125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford Floating Rate Fund                    800,000,000     200,000,000       800,000,000     250,000,000      200,000,000
The Hartford Focus Growth Fund                     125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Fundamental Growth Fund               125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Global Communications Fund            125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Global Enhanced Dividend Fund         200,000,000     200,000,000       200,000,000      50,000,000       50,000,000
The Hartford Global Equity Fund                    200,000,000     200,000,000       200,000,000      50,000,000       50,000,000
The Hartford Global Financial Services Fund        125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Global Growth Fund                    125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Global Health Fund                    125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford Global Technology Fund                125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford High Yield Fund                       125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford High Yield Municipal Bond Fund        200,000,000     200,000,000       200,000,000      50,000,000               --
The Hartford Income Fund                           125,000,000      75,000,000        50,000,000              --       50,000,000

                    Series                      Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                      --------------   --------------   --------------   --------------   --------------
The Hartford Inflation Plus Fund                   155,000,000     105,000,000        90,000,000      50,000,000       50,000,000
The Hartford International Growth Fund             125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford International Opportunities Fund      125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford International Small Company Fund      125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford LargeCap Growth Fund                  200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford MidCap Fund                           225,000,000      75,000,000       110,000,000              --       50,000,000
The Hartford MidCap Growth Fund                    200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford MidCap Value Fund                     125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Money Market Fund                   1,200,000,000     500,000,000     1,000,000,000              --      500,000,000
The Hartford Principal Protection Fund             125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Retirement Income Fund                200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Select MidCap Growth Fund             200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Select MidCap Value Fund              200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Select SmallCap Growth Fund           200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Select SmallCap Value Fund            200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Short Duration Fund                   125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Small Company Fund                    125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford Stock Fund                            125,000,000      75,000,000        50,000,000      50,000,000       50,000,000
The Hartford Strategic Income Fund                 200,000,000     200,000,000       200,000,000      50,000,000      100,000,000
The Hartford Tax-Free California Fund              125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Tax-Free New York Fund                125,000,000      75,000,000        50,000,000              --       50,000,000
The Hartford Target Retirement 2010 Fund           200,000,000     200,000,000       200,000,000              --      200,000,000

                    Series                      Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                    ------                      --------------   --------------   --------------   --------------   --------------
The Hartford Target Retirement 2020 Fund           200,000,000     200,000,000       200,000,000              --      200,000,000
The Hartford Target Retirement 2030 Fund           200,000,000     200,000,000       200,000,000              --      200,000,000
THE HARTFORD TOTAL RETURN BOND FUND                125,000,000      75,000,000        50,000,000      50,000,000      200,000,000
The Hartford Value Fund                            125,000,000      75,000,000        50,000,000      50,000,000       50,000,000

                                                  Class A       Class B      Class C      Class D       Class I      Class Y
                    Series                         Shares       Shares       Shares        Shares       Shares       Shares
                    ------                      -----------   ----------   ----------   -----------   ----------   ----------
The Hartford Equity Growth Allocation Fund      100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Growth Allocation Fund             100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Balanced Allocation Fund           100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Conservative Allocation Fund       100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000
The Hartford Income Allocation Fund             100,000,000   50,000,000   50,000,000    50,000,000   50,000,000   50,000,000

                                                  Class A       Class B      Class C      Class D       Class I      Class Y
                    Series                         Shares       Shares       Shares        Shares       Shares       Shares
                    ------                      -----------   ----------   ----------   -----------   ----------   ----------
The Hartford DCA Money Fund Series I                                                    300,000,000
The Hartford DCA Money Fund Series II                                                   300,000,000
The Hartford DCA Money Fund Series III                                                  300,000,000
The Hartford DCA Money Fund Series IV                                                   300,000,000
The Hartford DCA Money Fund Series V                                                    300,000,000

                    Series                      Class R3 Shares   Class R4 Shares   Class R5 Shares
                    ------                      ---------------   ---------------   ---------------
The Hartford Advisers Fund                         50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund             50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II Fund          50,000,000        50,000,000        50,000,000
The Hartford Checks and Balances Fund              50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity Fund               50,000,000        50,000,000        50,000,000
The Hartford Diversified International Fund        50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth Fund              50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund                    50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Enhanced Dividend Fund         50,000,000        50,000,000        50,000,000
The Hartford Global Equity Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Growth Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund                    50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund                       50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund                   50,000,000        50,000,000        50,000,000
The Hartford International Growth Fund             50,000,000        50,000,000        50,000,000
The Hartford International Opportunities Fund      50,000,000        50,000,000        50,000,000
THE HARTFORD MONEY MARKET FUND                     50,000,000       500,000,000       150,000,000
The Hartford Small Company Fund                    50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                            50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund                50,000,000        50,000,000        50,000,000
The Hartford Value Fund                            50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund                50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010 Fund           50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2015 FUND           50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020 Fund           50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2025 FUND           50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030 Fund           50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2035 FUND           50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2040 FUND           50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2045 FUND           50,000,000        50,000,000        50,000,000
THE HARTFORD TARGET RETIREMENT 2050 FUND           50,000,000        50,000,000        50,000,000
The Hartford Equity Growth Allocation Fund         50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund                50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund              50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation Fund          50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund                50,000,000        50,000,000        50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on August 5-6, 2008 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional Class Y shares to existing series of The Hartford Total Return Bond Fund, to allocate additional Class R4 shares to existing series of The Hartford Money Market Fund and to accommodate the creation of Class R3, R4 and R5 shares for The Hartford Target Retirement 2015 Fund, The Hartford Target Retirement 2025 Fund, The Hartford Target Retirement 2035 Fund, The Hartford Target Retirement 2040 Fund, The Hartford Target Retirement 2045 Fund and The Hartford Target Retirement 2050 Fund as new series of the Corporation.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Catherine E. Marshall, its Assistant Secretary, this 6th day of August 2008.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ Edward P. Macdonald
                                            ------------------------------------
                                            Edward P. Macdonald
                                            Vice President

Attest:


/s/ Catherine E. Marshall
-------------------------------------
Catherine E. Marshall
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/ Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald
                                        Vice President